--------------------------------------------------------------------------------










                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  June 16, 2003
                            (Date of report; date of
                            earliest event reported)


                         Commission file number: 1-3754


                      GENERAL MOTORS ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)


                   Delaware                                38-0572512
        (State or other jurisdiction of                 (I.R.S. Employer
        incorporation or organization)                 Identification No.)


                             200 Renaissance Center
                         P.O. Box 200 Detroit, Michigan
                                   48265-2000
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (313) 556-5000
              (Registrant's telephone number, including area code)









--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS

Effective June 16, 2003, General Motors Acceptance Corporation (GMAC) renewed its syndicated credit facilities, including the liquidity facility for GMAC's asset-backed commercial paper conduit, NCAT. These facilities provide GMAC "back-up" liquidity and represent additional sources of funding. The following summarizes the modifications to the facilities, which are more fully described in GMAC's Annual Report on Form 10-K:

364-Day Facility - The facility was increased from $1.543 billion to $4.15 billion, expiring June 14, 2004. The facility continues to include a term loan option, which, if exercised by GMAC upon expiration, carries a one-year term. The facility also provides GMAC the discretionary option to transfer up to $2.9 billion of the $4.15 billion total commitment to the NCAT liquidity facility. The 364-day facility contains a leverage covenant that restricts the ratio of GMAC's consolidated debt to total stockholder's equity to no greater than 11:1. In connection with the renewal, the leverage covenant calculation was modified to exclude from debt those securitization transactions that are accounted for on-balance sheet.

5-Year Facility - The 5-year facility was decreased from $7.35 billion to $4.35 billion, and extended two years, expiring June 16, 2008. This facility is also subject to the aforementioned leverage covenant.

NCAT Liquidity  Facility - GMAC is the  administrator for New Center Asset Trust
(NCAT), a non-consolidated asset-backed commercial paper conduit. The NCAT liquidity facility was increased from $18.107 billion to $19.25 billion, expiring June 14, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GENERAL MOTORS ACCEPTANCE CORPORATION
                                     -------------------------------------
                                     (Registrant)



Dated:        June 19, 2003         /s/  William F. Muir
              ----------------       -------------------------------------
                                     William F. Muir
                                     Executive Vice President,
                                     Chief Financial Officer and Director


Dated:        June 19, 2003         /s/  Linda K. Zukauckas
              ----------------       -------------------------------------
                                     Linda K. Zukauckas
                                     Controller and Principal Accounting Officer